Exhibit 33.1

HomEq Servicing

           Assessment of Compliance with Applicable Servicing Criteria

1. Barclays Capital Real Estate Inc. d/b/a HomEq Servicing ("HomEq") is responsible for assessing compliance with the servicing criteria applicable to it under Item 1122(d) of Regulation AB of the Securities and Exchange Commission (the "Applicable Servicing Criteria"), as of and for the year end December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which HomEq acted as servicer involving residential mortgage loans (other than transactions that closed prior to January 1, 2006 (the "Platform");

2. HomEq has engaged a vendor (the "Vendor") to perform specific, limited or scripted activities, and HomEq elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendor's activities as set forth in Appendix A hereto. HomEq management has determined that this Vendor is not considered a "servicer" as defined in item 1101(j) of Regulation AB. Management has policies and procedures in place designed to provide reasonable assurance that the Vendor's activities comply in all material respects with the servicing criteria applicable to the Vendor;

3. Except as set forth in paragraph 4 below, HomEq's management used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

4. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to HomEq based on the activities it performs, directly or through its Vendor, with respect to the Platform;

5. HomEq has not identified and is not aware of any instance of material noncompliance by the Vendor with the Applicable Servicing Criteria for the Reporting Period with respect to the Platform taken as a whole;

6. HomEq has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendor with the Applicable Servicing Criteria for the Reporting Period with respect to the Platform taken as a whole;

7. HomEq has complied, in all material respects, with the Applicable Servicing Criteria, as of December 31, 2007 and for the Reporting Period with respect to the Platform taken as a whole except as disclosed in paragraph 8;

8. HomEq's assessment discloses that foreclosure was not initiated in accordance with the timeframes established by its servicing agreements and the servicing criteria set forth in 1122(d)(4)(vii) and therefore represents an instance of material noncompliance; and

9. PricewaterhouseCoopers LLP, an independent registered public accounting firm, has issued an attestation report with respect to the Company's compliance with the Applicable Servicing Criteria as of December 31, 2007 and for the Reporting Period.

March 13, 2008


Barclays Capital Real Estate Inc. d/b/a HomeEq Servicing'


By: /s/ Arthur Q. Lyon
    ----------------------
    Arthur Q. Lyon
    Chief Executive Officer
    HomEq Servicing Division
    Barclays Capital Real Estate, Inc.

                                   APPENDIX A

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                                                                                                                INAPPLICABLE
                                                                               APPLICABLE                        SERVICING
                      SERVICING CRITERIA                                   SERVICING CRITERIA                     CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Performed    Performed by     Performed by     NOT
                                                                       Directly     Vendor(s) for    subservicer      performed by
                                                                          by        which HomEq      (s) or           HomEq or by
                                                                        HomEq       is the           vendor(s) for    subservicer(s)
                                                                                    Responsible      which HomEq      or vendor(s)
                                                                                    Party            is NOT the       retained by
                                                                                                     Responsible      HomEq
  Reference                            Criteria                                                      Party
------------------------------------------------------------------------------------------------------------------------------------
                       General Servicing Considerations
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)   Policies and procedures are instituted to                X(1)
                monitor any performance or other triggers and
                events of default in accordance with the
                transaction agreements.
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1122(d)(1)(ii)  If any material servicing activities are outsourced      X
                to third parties, policies and procedures are
                instituted to monitor the third party's performance
                and compliance with such servicing activities.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii) Any requirements in the transaction agreements to                                                             X
                maintain a back-up servicer for the pool assets are
                maintained.
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1122(d)(1)(iv)  A fidelity bond and errors and omissions policy is       X
                in effect on the party participating in the
                servicing function throughout the reporting period
                in the amount cf coverage required by and otherwise
                in accordance with the terms of the transaction
                agreements.
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                      Cash Collection and Administration
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1122fd)(2)(i)   Payments on pool assets are deposited into the           X                  X(2)
                appropriate custodial bank accounts and related bank
                clearing accounts no more than two business days
                following receipt, or such other number of days
                specified in the transaction agreements.
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1122(d)(2)(ii)  Disbursements made via wire transfer on behalf           X
                of an obligor or to an Investor are made only
                by authorized personnel.
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1122(d)(2)(iii) Advances of funds or guarantees regarding                X
                collections, cash flows or distributions, and any
                interest or other fees charged for such advances,
                are made, reviewed and approved as specified in
                the transaction agreements.
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
------------------------
(1) This criteria is applicable in relation to the Company's own performance and other triggers and events of default in accordance with the transaction agreements and not applicable in relation to any performance or other triggers and events of default in accordance with the transaction agreements, which are monitored by entities other than the Company.

(2) A vendor deposits certain funds from customer transactions to a lockbox clearing account.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                INAPPLICABLE
                                                                               APPLICABLE                        SERVICING
                      SERVICING CRITERIA                                   SERVICING CRITERIA                     CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Performed    Performed by     Performed by     NOT
                                                                       Directly     Vendor(s) for    subservicer      performed by
                                                                          by        which HomEq      (s) or           HomEq or by
                                                                        HomEq       is the           vendor(s) for    subservicer(s)
                                                                                    Responsible      which HomEq      or vendor(s)
                                                                                    Party            is NOT the       retained by
                                                                                                     Responsible      HomEq
  Reference                            Criteria                                                      Party
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)  The related accounts for the transaction, such as             X
                cash reserve accounts or accounts established as a
                form of overcollateralization, are separately
                maintained (e.g., with respect to commingling of
                cash) as set forth in the transaction agreemants.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)   Each custodial account is maintained at a federally           X
                insured depository institution as set forth in the
                transaction agreements. For purposes of this
                criterion, "federally insured depository
                institution" with respect to a foreign financial
                institution means a foreign financial institution
                that meets the requirements of Rule 13k-1 (b)(1) of
                the Securities Exchange Act.
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1122(d)(2)(vi)  Unissued checks are safeguarded so as to                      X
                prevent unauthorized access.
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1122(d)(2)(vii) Reconciliations are prepared on a monthly basis              X
                for all asset-backed securities related bank
                accounts, including custodial accounts and related
                bank clearing accounts. These reconciliations are
                (A) mathematically accurate; (B) prepared within 30
                calendar days after the bank statement cutoff date,
                or such other number of days specified in the
                transaction agreements; (C) reviewed and approved
                by someone other than the person who prepared the
                reconciliation; and (D) contain explanations for
                reconciling items. These reconciling items are
                resolved within 90 calendar days of their original
                identification, or such other number of days
                specified in the transaction agreements.
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                      Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)   Reports to investors, including those to be filed           X(3)
                with the Commission, are maintained in accordance
                with the transaction agreements and applicable
                Commission requirements. Specifically, such reports
                (A) are prepared in accordance with timeframes and
                other terms set forth in the transaction agreements;
                (B) provide information calculated in accordance
                with the terms specified in the transaction
                agreements; (C) are filed with the Commission as
                required by its rules and regulations; and (D) agree
                with investors' or the trustee's records as to the
                total unpaid principal balance and number of pool
                assets serviced by the Servicer.
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1122(d)(3)(ii)  Amounts due to investors are allocated and                  X(4)
                remitted in accordance with timeframes,
                distribution priority and other terms set forth in
                the transaction agreements.
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1122(d)(3)(iii) Disbursements made to an investor are posted                X(5)
                within two business days to the Servicer's
                investor records, or such other number of days
                specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------
(3) The Company provides monthly pool accounting reports to the appropriate party pursuant to the transaction agreements.

(4) The Company remits amounts to the appropriate party pursuant to the transaction agreements.

(5) Disbursements made to the appropriate party pursuant to the transaction agreements are posted within two business days to the Company's records, or such other number of days specified in the transaction agreements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                INAPPLICABLE
                                                                               APPLICABLE                        SERVICING
                      SERVICING CRITERIA                                   SERVICING CRITERIA                     CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Performed    Performed by     Performed by     NOT
                                                                       Directly     Vendor(s) for    subservicer      performed by
                                                                          by        which HomEq      (s) or           HomEq or by
                                                                        HomEq       is the           vendor(s) for    subservicer(s)
                                                                                    Responsible      which HomEq      or vendor(s)
                                                                                    Party            is NOT the       retained by
                                                                                                     Responsible      HomEq
  Reference                            Criteria                                                      Party
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)   Amounts remitted to investors per the investor          X(6)
                 reports agree with cancelled checks, or other form of
                 payment, or custodial bank statements.
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                            Pool Asset Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)    Collateral or security on pool assets is maintained     X
                 as required by the transaction agreements or
                 related mortgage loan documents.
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1122(d)(4)(ii)   Pool asset and related documents are                    X
                 safeguarded as required by the transaction
                 aqreements
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1122(d)(4)(iii)  Any additions, removals or substitutions to the        X(7)
                 asset pool are made, reviewed and approved in
                 accordance with any conditions or requirements in
                 the transaction agreements.
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1122(d)(4)(iv)   Payments on pool assets, including any payoffs,        X                X(8)
                 made in accordance with the related pool asset
                 documents are posted to the Servicer's obligor
                 records maintained no more than two business days
                 after receipt, or such other number of days
                 specified in the transaction agreements, and
                 allocated to principal, interest or other items
                 (e.g., escrow) in accordance with the related pool
                 asset documents
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)    The Servicer's records regarding the pool assets        X
                 agree with the Servicer's records with respect to an
                 obligor's unpaid principal balance.
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1122(d)(4)(vi)   Changes with respect to the terms or status of an       X
                 obligor's pool assets (e.g., loan modifications or
                 re-agings) are made, reviewed and approved by
                 authorized personnel in accordance with the
                 transaction agreements and related pool asset
                 documents.
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1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g.,              X
                 forbearance plans, modifications and deeds in lieu
                 of foreclosure, foreclosures and repossessions, as
                 applicable) are initiated, conducted and concluded
                 in accordance with the timeframes or other
                 requirements established by the transaction
                 agreements.
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1122(d)(4)(viii) Records documenting collection efforts are             X
                 maintained during the period a pool asset is
                 delinquent in accordance with the transaction
                 agreements. Such records are maintained on at least
                 a monthly basis, or such other period specified in
                 the transaction agreements, and describe the
                 entity's activities in monitoring delinquent pool
                 assets including, for example, phone calls, letters
                 and payment rescheduling plans in cases where
                 delinquency is deemed
------------------------------------------------------------------------------------------------------------------------------------

-----------------------

(6) The Company reconciles its records relating to disbursements made to the appropriate party pursuant to the transaction agreements.

(7) HomEq only pursues removal of loans it has identified as violative of representations and warranties, coordinates removal of assets approved for repurchase and notifies the trustee and seller when repurchase requests are declined.

(8) HomEq's lockbox vendor receives certain obligor payments, deposits them to a clearing account and forwards deposit information to HomEq. HomEq transfers funds from the clearing account to the applicable custodial account for payment allocation in the servicing system.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                INAPPLICABLE
                                                                               APPLICABLE                        SERVICING
                      SERVICING CRITERIA                                   SERVICING CRITERIA                     CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Performed    Performed by     Performed by     NOT
                                                                       Directly     Vendor(s) for    subservicer      performed by
                                                                          by        which HomEq      (s) or           HomEq or by
                                                                        HomEq       is the           vendor(s) for    subservicer(s)
                                                                                    Responsible      which HomEq      or vendor(s)
                                                                                    Party            is NOT the       retained by
                                                                                                     Responsible      HomEq
  Reference                            Criteria                                                      Party
------------------------------------------------------------------------------------------------------------------------------------
                 temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)   Adjustments to interest rates or rates of                X
                 return for pool assets with variable rates are
                 computed based on the related pool asset
                 documents.
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1122(d)(4)(x)    Regarding any funds held in trust for an obligor         X
                 (such as escrow accounts): (A) such funds are
                 analyzed, in accordance with the obligor's pool
                 asset documents, on at least an annual basis, or
                 such other period specified in the transaction
                 agreements; (B) interest on such funds is paid, or
                 credited, to obligors in accordance with applicable
                 pool asset documents and state laws; and (C) such
                 funds are returned to the obligor within 30
                 calendar days of full repayment of the related pool
                 assets, or such other number of days specified in
                 the transaction agreements.
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1122(d)(4)(xi)   Payments made on behalf of an obligor (such as tax                                        X(9)
                 or insurance payments) are made on or before the
                 related penalty or expiration dates, as indicated on
                 the appropriate bills or notices for such payments,
                 provided that such support has been received by the
                 Servicer at least 30 calendar days prior to these
                 dates, or such other number of days specified in the
                 transaction agreements.
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1122(d)(4)(xii)  Any late payment penalties in connection with any                                         X(10)
                 payment to be made on behalf of an obligor are paid
                 from the Servicer's funds and not charged to the
                 obligor, unless the late payment was due to the
                 obligor's error or omission.
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ll22(d)(4)(xiii) Disbursements made on behalf of an obligor are                                            X(11)
                 posted within two business days to the obligor's
                 records maintained by the Servicer, or such other
                 number of days specified in the transaction
                 agreements.
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1122(d)(4)(xiv)  Delinquencies, charge-offs and uncollectible            X
                 accounts are recognized and recorded in accordance
                 with the transaction agreements.
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1122(d)(4)(xv)   Any external enhancement or other support,                                                                   X
                 identified in Item 1114(a)(1) through (3) or Item
                 1115 of Regulation AB, is maintained as set forth
                 in the transaction agreements.
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

---------------------

(9)   HomEq's tax and insurance vendors make payments on behalf of an obligor.

(10) HomEq's tax and insurance vendors assess whether late payment penalties are paid from HomEq's funds.

(11) HomEq's tax and insurance vendors post disbursements on taxes and insurance to obligors' records.